AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 9, 2004.

REGISTRATION NO. 333-91388

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE
AMENDMENT NO. 1
TO

FORM S-3

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

THE KROGER CO.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

OHIO	31-0345740
(STATE OR OTHER JURISDICTION OF	(I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)	IDENTIFICATION NO.)

1014 VINE STREET
CINCINNATI, OHIO 45202
(513) 762-4000
(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OR
REGISTRANT’S PRINCIPAL EXECUTIVE OFFICES)

PAUL W. HELDMAN, ESQ.
SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
THE KROGER CO.
1014 VINE STREET
CINCINNATI, OHIO 45202
(513) 762-4000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
OF AGENT FOR SERVICE)

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [  ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [  ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [  ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [  ]

SIGNATURES
EXHIBIT INDEX
Exhibit 5.2

     The following entities are direct or indirect subsidiaries of Registrant, and may guarantee one or more issues of Debt Securities, and are Co-Registrants under this Registration Statement:

	STATE OF INCORPORATION/	IRS EMPLOYER
NAME	ORGANIZATION	IDENTIFICATION NO.
Dillon Companies, Inc.	Kansas	48-0196590
Henpil, Inc.	Texas	74-6044519
Inter-American Foods, Inc.	Ohio	74-1491846
J. V. Distributing, Inc.	Michigan	31-1107025
KRGP Inc.	Ohio	31-1569084
KRLP Inc.	Ohio	31-1579339
The Kroger Co. of Michigan	Michigan	38-0900860
Kroger Dedicated Logistics Co.	Ohio	31-1399126
Kroger Limited Partnership I	Ohio	31-1569568
Kroger Limited Partnership II	Ohio	31-1569087
Peyton’s-Southeastern, Inc.	Tennessee	61-0942129
Rocket Newco, Inc.	Texas	76-0542912
Topvalco, Inc.	Ohio	31-0574717
Vine Court Assurance Incorporated	Vermont	31-1192645
Dillon Real Estate Co., Inc.	Kansas	48-0680105
Junior Food Stores of West Florida, Inc.	Florida	59-0980071
Kwik Shop, Inc.	Kansas	48-6112339
Mini Mart, Inc.	Wyoming	83-0208334
Quik Stop Markets, Inc.	California	94-1610162
THGP Co., Inc.	Pennsylvania	23-2922125
THLP Co., Inc.	Pennsylvania	23-2922123
Turkey Hill, L.P.	Pennsylvania	23-2922126
Fred Meyer, Inc.	Delaware	91-1826443
Fred Meyer Stores, Inc.	Ohio	93-0798201
CB&S Advertising Agency, Inc.	Oregon	93-0587794
Distribution Trucking Company	Oregon	93-0786441
FM, Inc.	Utah	93-1197669
Fred Meyer Jewelers, Inc.	California	68-0202947
Smith’s Food &Drug Centers, Inc.	Ohio	87-0258768
Richie’s, Inc.	Texas	74-2047032
Smith’s Beverage of Wyoming, Inc.	Wyoming	80-0126833
Hughes Markets, Inc.	California	95-1947206
Hughes Realty, Inc.	California	95-2253719
Second Story, Inc.	Washington	91-1753356
Food 4 Less Holdings, Inc.	Delaware	33-0642810

	STATE OF INCORPORATION/	IRS EMPLOYER
NAME	ORGANIZATION	IDENTIFICATION NO.
Ralphs Grocery Company	Ohio	95-4356030
Alpha Beta Company	California	95-1456805
Bay Area Warehouse Stores, Inc.	California	93-1087199
Bell Markets, Inc.	California	94-1569281
Cala Co.	Delaware	95-4200005
Cala Foods, Inc.	California	94-1342664
Crawford Stores, Inc.	California	95-0657410
Food 4 Less of California, Inc.	California	33-0293011
Food 4 Less of Southern California, Inc.	Delaware	33-0483203
Food 4 Less Merchandising, Inc.	California	33-0483193
Food 4 Less GM, Inc.	California	95-4390406
Kroger Texas L.P.	Ohio	31-1678530
RJD Assurance, Inc.	Vermont	03-0364178
Queen City Assurance, Inc.	Vermont	03-0371799
F4L L.P.	Ohio	31-1809033
Kroger Group Cooperative, Inc.	Ohio	31-1809025
FMJ, Inc.	Delaware	03-0461248

EXPLANATORY NOTE:

This Post-Effective Amendment No. 1 is filed solely to reflect a change in domicile from Delaware to Ohio of three Co-Registrants (Fred Meyer Stores, Inc., Ralphs Grocery Company and Smith’s Food & Drug Centers, Inc.). Pursuant to Rule 414(d), these three Co-Registrants expressly adopt the Registration Statement as their own for all purposes under the Securities Act and the Securities Exchange Act of 1934. In addition, certain Co-Registrants that no longer exist are omitted from the list set forth above.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, December 9, 2004.

THE KROGER CO.

BY	/s/ BRUCE M. GACK

Bruce M. Gack
Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

REGISTRANT

SIGNATURE	TITLE
* /s/ REUBEN V. ANDERSON	Director

Reuben V. Anderson

* /s/ ROBERT D. BEYER	Director

Robert D. Beyer

* /s/ JOHN L. CLENDENIN	Director

John L. Clendenin

* /s/ DAVID B. DILLON	Director, Chairman and
Chief Executive Officer
David B. Dillon

* /s/ JOHN T. LAMACCHIA	Director

John T. LaMacchia

* /s/ DAVID B. LEWIS	Director

David B. Lewis

SIGNATURE	TITLE	DATE
* /s/ EDWARD M. LIDDY	Director

Edward M. Liddy

Director, President and
Chief Operating Officer
Don W. McGeorge

Director and Vice Chairman

W. Rodney McMullen

* /s/ CLYDE R. MOORE	Director

Clyde R. Moore

* /s/ KATHERINE D. ORTEGA	Director

Katherine D. Ortega

Director

Susan M. Phillips

* /s/ STEVEN R. ROGEL	Director

Steven R. Rogel

* /s/ J. MICHAEL SCHLOTMAN	Senior Vice President and
Chief Financial
J. Michael Schlotman	Officer — Principal
Financial Officer

* /s/ BOBBY S. SHACKOULS	Director

Bobby S. Shackouls

* /s/ MARY ELIZABETH VAN OFLEN	Vice President and Corporate
Controller — Principal
Mary Elizabeth Van Oflen	Accounting Officer

*By /s/ BRUCE M. GACK

Bruce M. Gack
As Attorney-in-fact

December 9, 2004

CO-REGISTRANT OFFICERS AND DIRECTORS

DATE
All as of
SIGNATURE	TITLE	December 9, 2004
Dillon Companies, Inc.

/s/ DAVID B. DILLON	Director, Chairman of
the Board, President and
David B. Dillon	Chief Executive Officer
(Principal Executive Officer)

/s/ FRANK J. REMAR	Vice President, Secretary and
Treasurer (Principal
Frank J. Remar	Financial and Accounting
Officer)

/s/ PAUL W. HELDMAN	Director, Vice President,
and Assistant Secretary
Paul W. Heldman

Director

J. Michael Schlotman

SIGNATURE	TITLE
Henpil, Inc.

/s/ LEE BREWER	President and Director
(Principal Executive
Lee Brewer	Officer)

/s/ TODD C. FREASE	Director, Vice President,
Treasurer, and Secretary
Todd C. Frease	(Principal Financial and
Accounting Officer)

Director and Vice President
Jack Cannon

Inter-American Foods, Inc.

/s/ PAUL W. HELDMAN	President
(Principal Executive Officer)
Paul W. Heldman

/s/ SCOTT M. HENDERSON	Vice President and Treasurer
(Principal Financial and Accounting
Scott M. Henderson	Officer)

/s/ DOROTHY D. ROBERTS	Director

Dorothy D. Roberts

/s/ BRUCE M. GACK	Director, Vice President and
Secretary
Bruce M. Gack

Director
Mary Elizabeth Van Oflen

J. V. Distributing, Inc.

/s/ W. RODNEY MCMULLEN	President (Principal
Executive Officer)
W. Rodney McMullen

/s/ SCOTT M. HENDERSON	Treasurer (Principal
Financial and Accounting
Scott M. Henderson	Officer)

SIGNATURE	TITLE
/s/ BRUCE M. GACK	Director and Secretary

Bruce M. Gack

/s/ DOROTHY D. ROBERTS	Director

Dorothy D. Roberts

Director

Mary Elizabeth Van Oflen

KRGP Inc.
KRLP Inc.
Kroger Limited Partnership I
By KRGP Inc., the General Partner
Kroger Limited Partnership II
By KRGP Inc., the General Partner
Kroger Texas L.P.
By KRGP Inc., the General Partner

/s/ DAVID B. DILLON	Director and President
(Principal Executive Officer)
David B. Dillon

/s/ SCOTT M. HENDERSON	Vice President and
Treasurer (Principal
Scott M. Henderson	Financial and Accounting
Officer)

/s/ PAUL W. HELDMAN	Director, Vice President,
and Secretary
Paul W. Heldman

Director

J. Michael Schlotman

/s/ BRUCE M. GACK	Director, Vice President
and Assistant Secretary
Bruce M. Gack

SIGNATURE	TITLE
The Kroger Co. of Michigan

/s/ BRUCE A. MACAULAY	Director and President
(Principal Executive Officer)
Bruce A. Macaulay

/s/ KEVIN TROMBLEY	Treasurer and Secretary
(Principal Financial and
Kevin Trombley	Accounting Officer)

/s/ PAUL W. HELDMAN	Director, Vice President and
Assistant Secretary
Paul W. Heldman

Director

Terry Frey

Kroger Dedicated Logistics Co.

/s/ PAUL W. HELDMAN	President
(Principal Executive
Paul W. Heldman	Officer)

/s/ SCOTT M. HENDERSON	Vice President
and Treasurer (Principal
Scott M. Henderson	Financial and Accounting
Officer)

/s/ BRUCE M. GACK	Director

Bruce M. Gack

/s/ DOROTHY D. ROBERTS	Director

Dorothy D. Roberts

Director

Mary Elizabeth Van Oflen

Kroger Group Cooperative, Inc.

/s/ DAVID B. DILLON	President and Chief Operating Officer
(Principal Executive Officer)
David B. Dillon

/s/ SCOTT M. HENDERSON	Vice President and Treasurer
(Principal Financial and
Scott M. Henderson	Accounting Officer)

/s/ BRUCE M. GACK	Director, Vice President and
Assistant Secretary
Bruce M. Gack

/s/ DOROTHY D. ROBERTS	Director

Dorothy D. Roberts

Director, Vice President and
and Assistant Treasurer
Mary Elizabeth Van Oflen

Peyton’s-Southeastern, Inc.

/s/ J. ROBERT RICE	Director, President and
Chief Executive Officer
J. Robert Rice	(Principal Executive
Officer)

/s/ ROBERT WELTY	Treasurer and Secretary
(Principal Financial and
Robert Welty	Accounting Officer)

SIGNATURE	TITLE
/s/ BRUCE M. GACK	Director, Vice President and
Assistant Secretary
Bruce M. Gack

Director

Dorothy D. Roberts

Queen City Assurance, Inc.

/s/ MARY ELIZABETH VAN OFLEN	Director and President
(Principal Executive Officer)
Mary Elizabeth Van Oflen

/s/ THOMAS A. SMITH	Director, Controller and Chief
Accounting Officer (Principal
Thomas A. Smith	Accounting Officer)

/s/ SCOTT M. HENDERSON	Treasurer
(Principal Accounting Officer)
Scott M. Henderson

/s/ BRUCE M. GACK	Director, Senior Vice President
and Secretary
Bruce M. Gack

Director and Senior Vice
President
L. Thomas Aydt II

Director and Assistant Secretary

Alan D. Port

Rocket Newco, Inc.

/s/ LEE BREWER	Director and President
(Principal Executive
Lee Brewer	Officer)

/s/ TODD C. FREASE	Director, Vice President,
and Treasurer
Todd C. Frease	(Principal Financial and
Accounting Officer)

Director

Jack Cannon

SIGNATURE	TITLE
Topvalco, Inc.

/s/ JAMES E. HODGE	President (Principal
Executive Officer)
James E. Hodge

/s/ SCOTT M. HENDERSON	Vice President,
Treasurer, and Assistant
Scott M. Henderson	Secretary (Principal
Financial and Accounting
Officer)

/s/ BRUCE M. GACK	Director, Vice President
and Secretary
Bruce M. Gack

/s/ DOROTHY D. ROBERTS	Director

Dorothy D. Roberts

Director, Assistant Treasurer

Mary Elizabeth Van Oflen

Vine Court Assurance Incorporated
RJD Assurance, Inc.

/s/ MARY ELIZABETH VAN OFLEN	Director and President
(Principal Executive
Mary Elizabeth Van Oflen	Officer)

SIGNATURE	TITLE
/s/ SCOTT M. HENDERSON	Treasurer (Principal
Financial Officer)
Scott M. Henderson

/s/ THOMAS A. SMITH	Director, Controller, and
Chief Accounting Officer
Thomas A. Smith	(Principal Accounting
Officer)

/s/ BRUCE M. GACK	Director, Vice President
and Secretary
Bruce M. Gack

Director and Vice President

L. Thomas Aydt II

Director

Alan D. Port

SIGNATURE	TITLE
Dillon Real Estate Co., Inc.

/s/ FRANK J. REMAR	President (Principal
Executive Officer)
Frank J. Remar

/s/ SCOTT M. HENDERSON	Vice President and
Treasurer (Principal
Scott M. Henderson	Financial and Accounting
Officer)

/s/ BRUCE M. GACK	Director and Vice President

Bruce M. Gack

/s/ DOROTHY D. ROBERTS	Director

Dorothy D. Roberts

Director

Mary Elizabeth Van Oflen

SIGNATURE	TITLE
Junior Food Stores of West Florida, Inc.
/s/ MARK W. SALISBURY Mark W. Salisbury	President (Principal Executive Officer)
/s/ FRANK J. REMAR Frank J. Remar	Vice President, Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)
/s/ BRUCE M. GACK Bruce M. Gack	Director
/s/ DOROTHY D. ROBERTS Dorothy D. Roberts	Director
Mary Elizabeth Van Oflen	Director
Kwik Shop, Inc.
/s/ MICHAEL HOFFMANN Michael Hoffman	President (Principal Executive Officer)
/s/ FRANK J. REMAR Frank J. Remar	Vice President, Assistant Secretary and Treasurer (Principal Financial and Accounting Officer)
/s/ BRUCE M. GACK Bruce M. Gack	Director
/s/ DOROTHY D. ROBERTS Dorothy D. Roberts	Director
Mary Elizabeth Van Oflen	Director
Mini Mart, Inc.
/s/ ARTHUR STAWSKI Arthur Stawski	President (Principal Executive Officer)
/s/ FRANK J. REMAR Frank J. Remar	Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)

SIGNATURE	TITLE
/s/ BRUCE M. GACK Bruce M. Gack	Director
/s/ DOROTHY D. ROBERTS Dorothy D. Roberts	Director
Mary Elizabeth Van Oflen	Director
Quik Stop Markets, Inc.
/s/ VAN S. TARVER Van S. Tarver	President (Principal Executive Officer)
/s/ FRANK J. REMAR Frank J. Remar	Vice President, Assistant Secretary and Treasurer (Principal Financial and Accounting Officer)
/s/ BRUCE M. GACK Bruce M. Gack	Director
/s/ DOROTHY D. ROBERTS Dorothy D. Roberts	Director
Mary Elizabeth Van Oflen	Director

THGP Co., Inc.
THLP Co., Inc.
Turkey Hill, L.P.
     By THGP Co., Inc.,
     its General Partner

/s/ DAVID B. DILLON	Director, President and
Chief Executive Officer
David B. Dillon	(Principal Executive Officer)

/s/ FRANK J. REMAR	Vice President, Assistant
Secretary, and Treasurer
Frank J. Remar	(Principal Financial and
Accounting Officer)

/s/ BRUCE M. GACK
Director
Bruce M. Gack

/s/ DOROTHY D. ROBERTS
Director
Dorothy D. Roberts

Director
Mary Elizabeth Van Oflen

SIGNATURE	TITLE
Fred Meyer Stores, Inc.

/s/ DARRELL D. WEBB	President
(Principal Executive Officer)
Darrell D. Webb

/s/ DAVID DEATHERAGE	Senior Vice President and
Chief Financial Officer
David Deatherage	(Principal Financial
Officer)

/s/ SCOTT M. HENDERSON	Vice President and
Treasurer (Principal
Scott M. Henderson	Accounting Officer)

/s/ DAVID B. DILLON
Director
David B. Dillon

/s/ PAUL W. HELDMAN	Director, Vice President and
Secretary
Paul W. Heldman

Director
J. Michael Schlotman

SIGNATURE	TITLE
Fred Meyer, Inc.

/s/ DARRELL D. WEBB	President
(Principal Executive
Darrell D. Webb	Officer)

/s/ DAVID DEATHERAGE	Vice President and Chief
Financial Officer
David Deatherage	(Principal Financial
Officer)

/s/ SCOTT M. HENDERSON	Vice President and
Treasurer (Principal
Scott M. Henderson	Accounting Officer)

/s/ DAVID B. DILLON
Director
David B. Dillon

/s/ PAUL W. HELDMAN	Director, Vice President,
and Secretary
Paul W. Heldman

Director
J. Michael Schlotman

CB&S Advertising Agency, Inc.
Distribution Trucking Company
FM, Inc.

/s/ DARRELL D. WEBB	President
(Principal Executive
Darrell D. Webb	Officer)

/s/ DAVID DEATHERAGE	Vice President and Chief
Financial Officer
David Deatherage	(Principal Financial
Officer)

/s/ SCOTT M. HENDERSON	Vice President and
Treasurer (Principal
Scott M. Henderson	Accounting Officer)

/s/ BRUCE M. GACK
Director
Bruce M. Gack

/s/ DOROTHY D. ROBERTS
Director
Dorothy D. Roberts

Director
Mary Elizabeth Van Oflen

Smith’s Beverage of Wyoming, Inc.

/s/ DONALD E. BECKER	Chief Executive Officer
(Principal Executive Officer)
Donald E. Becker

/s/ SCOTT M. HENDERSON	Vice President and
Treasurer (Principal Financial
Scott M. Henderson	and Accounting Officer)

/s/ BRUCE M. GACK
Director
Bruce M. Gack

/s/ DOROTHY D. ROBERTS
Director
Dorothy D. Roberts

Director
Mary Elizabeth Van Oflen

Hughes Markets, Inc.
Hughes Realty, Inc.

/s/ DAVID G. HIRZ	President
(Principal Executive
David G. Hirz	Officer)

/s/ SCOTT M. HENDERSON	Vice President and Treasurer
(Principal Financial and
Scott M. Henderson	Accounting Officer)

/s/ BRUCE M. GACK
Director
Bruce M. Gack

/s/ DOROTHY D. ROBERTS
Director
Dorothy D. Roberts

Director
Mary Elizabeth Van Oflen

SIGNATURE	TITLE
Fred Meyer Jewelers, Inc. FMJ, Inc.

/s/ EDWARD A. DAYOOB	President and Chief Executive
Officer (Principal Executive
Edward A. Dayoob	Officer)

/s/ DAVID DEATHERAGE	Vice President and Chief
Financial Officer
David Deatherage	(Principal Financial Officer)

/s/ SCOTT M. HENDERSON	Vice President and
Treasurer (Principal
Scott M. Henderson	Accounting Officer)

/s/ BRUCE M. GACK
Director
Bruce M. Gack

/s/ DOROTHY D. ROBERTS
Director
Dorothy D. Roberts

Director
Mary Elizabeth Van Oflen

Smith’s Food & Drug Centers, Inc.

/s/ JAMES W. HALLSEY	President
(Principal Executive Officer)
James W. Hallsey

/s/ MICHAEL A. LAWRENCE	Chief Financial Officer
(Principal Financial Officer)
Michael A. Lawrence

/s/ SCOTT M. HENDERSON	Vice President and
Treasurer (Principal
Scott M. Henderson	Accounting Officer)

/s/ DAVID B. DILLON
Director
David B. Dillon

SIGNATURE	TITLE
/s/ PAUL W. HELDMAN
Director
Paul W. Heldman

Director
J. Michael Schlotman

Richie’s, Inc.

/s/ TODD C. FREASE	Director, President and Secretary
(Principal Executive Officer)
Todd C. Frease

/s/ JACK CANNON	Director, Vice President,
and Treasurer
Jack Cannon	(Principal Financial and Accounting Officer)

Director
Lee Brewer

Second Story, Inc.

/s/ DONNA GIORDANO	President and Chief Executive Officer
(Principal Executive Officer)
Donna Giordano

/s/ SCOTT M. HENDERSON	Vice President and Treasurer
(Principal Financial and
Scott M. Henderson	Accounting Officer)

/s/ BRUCE M. GACK
Director
Bruce M. Gack

SIGNATURE	TITLE
/s/ DOROTHY D. ROBERTS
Director
Dorothy D. Roberts

Director
Mary Elizabeth Van Oflen

Food 4 Less Holdings, Inc.

/s/ DAVID G. HIRZ	President (Principal
Executive Officer)
David G. Hirz

/s/ SCOTT M. HENDERSON	Vice President and Treasurer
(Principal Financial and
Scott M. Henderson	Accounting Officer)

/s/ DAVID B. DILLON
Director
David B. Dillon

/s/ PAUL W. HELDMAN	Director, Vice President,
and Secretary
Paul W. Heldman

Director
J. Michael Schlotman

Cala Co.
Bay Area Warehouse Stores, Inc.
Bell Markets, Inc.
Cala Foods, Inc.
Crawford Stores, Inc.
Food 4 Less of Southern California, Inc.
Alpha Beta Company
Food 4 Less GM, Inc.
Food 4 Less of California, Inc.
Food 4 Less Merchandising, Inc.
F4L L.P.
     By: Bay Area Warehouse Stores, Inc.,
           Its General Partner

/s/ DAVID G. HIRZ	President (Principal
Executive Officer)
David G. Hirz

/s/ SCOTT M. HENDERSON	Vice President and Treasurer
(Principal Financial and
Scott M. Henderson	Accounting Officer)

/s/ BRUCE M. GACK
Director
Bruce M. Gack

/s/ DOROTHY D. ROBERTS
Director
Dorothy D. Roberts

Director
Mary Elizabeth Van Oflen

Ralphs Grocery Company

/s/ DAVID G. HIRZ	President (Principal Executive
Officer)
David G. Hirz

/s/ M. DANIEL KREKELER	Senior Vice President and
Chief Financial Officer
M. Daniel Krekeler	(Principal Financial Officer)

/s/ SCOTT M. HENDERSON	Vice President and Treasurer
(Principal Financial and
Scott M. Henderson	Accounting Officer)

/s/ DAVID B. DILLON
Director
David B. Dillon

/s/ PAUL W. HELDMAN	Director, Vice President,
and Secretary
Paul W. Heldman

Director
J. Michael Schlotman

EXHIBIT INDEX

EXHIBIT
NUMBER		DOCUMENT DESCRIPTION
1.1	—	Form of Underwriting Agreement. Incorporated by reference to Exhibit 1.1 of The Kroger Co.’s Current Report on Form 8-K dated April 3, 2002.

4.1	—	Amended Articles of Incorporation of The Kroger Co. are incorporated by reference to Exhibit 3.1 of The Kroger Co.’s Quarterly Report on Form 10-Q for the quarter ended October 3, 1998. The Kroger Co.’s Regulations are incorporated by reference to Exhibit 4.2 of The Kroger Co.’s Registration Statement on Form S-3 (Registration No. 33-57552) filed with the SEC on January 28, 1993.

4.2	—	Rights Agreement, including form of Rights Certificate, incorporated by reference to The Kroger Co.’s Registration Statements on Form 8-A/A dated April 4, 1997 and October 18, 1998.

4.3	—	Form of Senior Indenture (including form of securities). Incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-74389).

**4.4	—	Certificate of Designation of series of preferred shares.

**4.5	—	Form of Deposit Agreement for depositary shares.

**4.6	—	Form of Warrant Agreement, including form of warrant certificate.

*5.1	—	Opinion of Paul Heldman, Esq., including his consent.

5.2	—	Opinion of Paul Heldman, Esq., including his consent.

*12.1	—	Computation of Ratio of Earnings to Fixed Charges.

*23.1	—	Consent of PricewaterhouseCoopers LLP.

23.2	—	Consent of Paul Heldman, Esq., included in Exhibit 5.1 and 5.2.

*24.1	—	Powers of Attorney.

25.1	—	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939. Incorporated by reference to Exhibit 25.1 to the Registrant’s Current Report on Form 8-K dated April 30, 1999.

*	Previously filed.

**	To be filed as an Exhibit to a document to be incorporated by reference for the specific offering of securities, if any, to which it relates.